Subsequent events	12 Months Ended
Mar. 31, 2020
Subsequent events.
Subsequent events

 31. Subsequent events

Accelerated payment to Vodafone Idea

On 22 April 2020, the Group announced that it had accelerated a payment of US $200 million to Vodafone Idea, which was due in September 2020 under the terms of the contingent liability mechanism ('CLM') with Vodafone Idea. See note 29 "Contingent liabilities and legal proceedings" for further details.

INWIT - Sale of shares

On 27 April 2020, the Group completed the sale of equity shares in Infrastrutture Wireless Italiane S.p.A. ('INWIT'), equivalent to 4.3% of INWIT's share capital, for €400 million. The Group continues to hold 33.2% of INWIT's equity shares and INWIT continues to be a joint venture of the Group.